==============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 22, 2010

                      SOUTHERN CALIFORNIA EDISON COMPANY
            (Exact name of registrant as specified in its charter)

          CALIFORNIA               001-2313                  95-1240335
 (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)         File Number)            Identification No.)

                           2244 Walnut Grove Avenue
                                (P.O. Box 800)
                          Rosemead, California 91770
         (Address of principal executive offices, including zip code)

                                 626-302-1212
             (Registrant's telephone number, including area code)

==============================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

               Section 5 - Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders.

      At Southern California Edison Company's Annual Meeting of Shareholders
on April 22, 2010, two matters were submitted to a vote of the shareholders:
the election of thirteen directors and ratification of the appointment of the independent public accounting firm.

      Shareholders elected thirteen nominees to the Board of Directors. The number of votes cast for and withheld from, and the number of broker non-votes as to each Director-nominee were as follows:

                                                          Number of Votes
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Name                                              For     Withheld      Broker
                                                                        Non-Votes
-----------------------------------------------------------------------------------
Jagjeet S. Bindra                             441,386,470  159,054    14,485,584
Vanessa C.L. Chang                            440,725,936  819,588    14,485,584
France A. Cordova                             441,318,352  227,172    14,485,584
Theodore F. Craver, Jr.                       441,340,072  205,452    14,485,584
Charles B. Curtis                             441,326,590  218,934    14,485,584
Alan J. Fohrer                                441,364,600  180,924    14,485,584
Bradford M. Freeman                           440,715,640  829,884    14,485,584
Luis G. Nogales                               440,745,406  800,118    14,485,584
Ronald L. Olson                               441,362,086  183,438    14,485,584
James M. Rosser                               441,308,650  236,874    14,485,584
Richard T. Schlosberg, III                    440,730,172  815,352    14,485,584
Thomas C. Sutton                              440,750,122  795,402    14,485,584
Brett White                                   441,320,200  225,324    14,485,584
-----------------------------------------------------------------------------------

      The proposal to ratify the appointment of the independent public accounting firm, PricewaterhouseCoopers LLP, which received the affirmative vote of a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, was adopted. The proposal received the following numbers of votes:

For                                        Against    Abstentions    Broker
                                                                     Non-Votes
---------------------------------------------------------------------------------
454,842,154                                916,032    247,356        0
---------------------------------------------------------------------------------

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SOUTHERN CALIFORNIA EDISON COMPANY
                                             (Registrant)

                                    /s/ Chris C. Dominski
                            -------------------------------------------------
                                    CHRIS C. DOMINSKI
                                    Vice President and Controller

Date:  April 23, 2010